Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of SemiLEDs Corporation (the “Registrant”) on Form 10-Q for the quarter ended November 30, 2025, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), I, Trung Tri Doan, Chairman and Chief Executive Officer of the Registrant, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:	January 14, 2026	/s/ Trung Tri Doan
Name: Trung Tri Doan
Title: Chairman and Chief Executive Officer